 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

THE LOVESAC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38555	32-0514958
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Two Landmark Square, Suite 300 Stamford, Connecticut 06901
(Address of Principal Executive Offices, and Zip Code)
  (888) 636-1223
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The preliminary estimated financial information related to the anticipated corrections expected to be contained in the Restatements (as defined below) described in Item 4.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In June 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of The Lovesac Company (the “Company”) commenced an internal investigation related to the recording of last mile shipping expenses, resulting from the discovery of a recorded journal entry in the quarter ended April 30, 2023 to capitalize $2.2 million of shipping expenses that related to the fiscal year ended January 29, 2023. In addition to the aforementioned journal entry, the Company has identified through the investigation certain errors with the methodology used by the Company to calculate the accrual of its last mile freight expenses applicable to the Company’s financial statements for the fiscal year ended January 29, 2023 and the thirteen weeks ended April 30, 2023 (the “Prior Financial Statements”).

In particular, as a result of the identified errors related to last mile freight expenses, the Company believes that previously reported operating income and net income were overstated by approximately $1.5 million to $2.5 million and $1.0 million to $2.0 million, respectively, for fiscal year 2023. When aggregating this error with other estimated required correcting entries the Company believes that operating income and net income were overstated by approximately $2.0 million to $3.0 million and $1.5 million to $2.5 million, respectively, for the fiscal year ended January 29, 2023. Additionally, the Company believes that the identified errors related to the accrual methodology, together with the incorrectly recorded entry related to last mile freight expenses resulted in the overstatement of previously reported operating income and net income of less than $0.5 million, respectively, for the thirteen weeks ended April 30, 2023. When aggregating these errors with other estimated required correcting entries the Company believes that operating income and net income were overstated by less than $0.5 million, respectively, for the thirteen weeks ended April 30, 2023.

On August 15, 2023, the Company, in consultation with the Audit Committee of its Board of Directors and outside advisors, reached a determination that the Company’s financial statements for fiscal year 2023 included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2023, management’s report on internal control over financial reporting for the fiscal year ended January 29, 2023, the associated audit report and report on internal control over financial reporting of the Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and the Company’s condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the thirteen weeks ended April 30, 2023, should no longer be relied upon.

Accordingly, the Audit Committee, in consultation with the Company’s management, has determined that the Prior Financial Statements will be restated. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Prior Financial Statements and other related financial information covering these periods should no longer be relied upon. We are working diligently to complete the restatements and expect to file a Form 10-K/A that will include restated financial statements for the 2023 fiscal year end and the interim periods contained therein, as necessary, as well as a Form 10-Q/A that will include restated financial statements for the thirteen weeks ended April 30, 2023 (the “Restatements”) promptly after completion of our analysis. Although the Audit Committee's internal investigation described above is substantially complete, there can be no assurance that the ongoing review will not result in further adjustments to the Company’s financial statements.

The preliminary estimated impact of the identified errors on the Prior Financial Statements are management’s current estimates and are subject to change in connection with the completion of the Restatements. The Company is also evaluating the impact of the identified errors on its internal control over financial reporting and disclosure controls and procedures. Although the evaluation is not yet complete, the Company expects it will likely result in one or more material weaknesses in the Company’s internal control over financial reporting and that its disclosure controls and procedures were ineffective during the applicable periods related to the Prior Financial Statements. The Company continues to evaluate and implement remedial measures to address such material weaknesses.

The Company’s management and the Audit Committee have discussed the matters disclosed in this report with Deloitte.

Cautionary Statement Concerning Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as “may,” “continue(s),” “believe,” “anticipate,” “could,” “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “expectation(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. All statements, other than statements of historical facts, included in this report including statements regarding the significance and scope of the Restatements discussed above; the preliminary estimates of the impact of the Restatements on the Company’s Prior Financial Statements; the quantitative effects of the Restatements; the timing of completion of the investigation and the Restatements; plans to remediate the deficiencies, including material weaknesses, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; and any anticipated conclusions of the Company, the Audit Committee or the Company’s management are forward-looking statements. These statements are based on management’s current expectations, beliefs and assumptions concerning the future of our business, anticipated events and trends, the economy and other future conditions. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not rely on these forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: the outcome of the investigation and the impact of the findings thereof on the Company and its financial statements; changes in the effects of the Restatements on the Prior Financial Statements or financial results risks related to the timely and correct completion of the Restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to higher than expected charges after completing the restatement process; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes in key personnel and any changes in our ability to retain key personnel; the inherent limitations in internal control over financial reporting; the scope of the restatement and the controls and procedures deficiencies; plans to remediate the deficiencies, including the material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and in our Form 10-Qs filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at investor.lovesac.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023

THE LOVESAC COMPANY

	By:	/s/ Keith Siegner
	Name:	Keith Siegner
	Title:	Executive Vice President and Chief Financial Officer